 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
------------------------
RASC 2004-KS2
------------------------

------------------------
Run at the Pricing Speed to Call
                                                                                           A-I-4                          A-I-5
       Pmt Date                                 Period                            Balance        Principal        Balance       Principal
--------------------------------------------------------------------------------------------------------------------------------------------
       3/25/2004                                  1                                31,700,000                0      23,000,000            0
       4/25/2004                                  2                                31,700,000                0      23,000,000            0
       5/25/2004                                  3                                31,700,000                0      23,000,000            0
       6/25/2004                                  4                                31,700,000                0      23,000,000            0
       7/25/2004                                  5                                31,700,000                0      23,000,000            0
       8/25/2004                                  6                                31,700,000                0      23,000,000            0
       9/25/2004                                  7                                31,700,000                0      23,000,000            0
      10/25/2004                                  8                                31,700,000                0      23,000,000            0
      11/25/2004                                  9                                31,700,000                0      23,000,000            0
      12/25/2004                                 10                                31,700,000                0      23,000,000            0
       1/25/2005                                 11                                31,700,000                0      23,000,000            0
       2/25/2005                                 12                                31,700,000                0      23,000,000            0
       3/25/2005                                 13                                31,700,000                0      23,000,000            0
       4/25/2005                                 14                                31,700,000                0      23,000,000            0
       5/25/2005                                 15                                31,700,000                0      23,000,000            0
       6/25/2005                                 16                                31,700,000                0      23,000,000            0
       7/25/2005                                 17                                31,700,000                0      23,000,000            0
       8/25/2005                                 18                                31,700,000                0      23,000,000            0
       9/25/2005                                 19                                31,700,000                0      23,000,000            0
      10/25/2005                                 20                                31,700,000                0      23,000,000            0
      11/25/2005                                 21                                31,700,000                0      23,000,000            0
      12/25/2005                                 22                                31,700,000                0      23,000,000            0
       1/25/2006                                 23                                31,700,000                0      23,000,000            0
       2/25/2006                                 24                                31,700,000                0      23,000,000            0
       3/25/2006                                 25                                31,700,000                0      23,000,000            0
       4/25/2006                                 26                                31,700,000                0      23,000,000            0
       5/25/2006                                 27                                31,700,000                0      23,000,000            0
       6/25/2006                                 28                                31,700,000                0      23,000,000            0
       7/25/2006                                 29                                31,700,000                0      23,000,000            0
       8/25/2006                                 30                                31,700,000                0      23,000,000            0
              9/25/2006                          31                                31,700,000                0      23,000,000            0
      10/25/2006                                 32                                31,700,000                0      23,000,000            0
      11/25/2006                                 33                                31,700,000                0      23,000,000            0
      12/25/2006                                 34                                31,700,000                0      23,000,000            0
       1/25/2007                                 35                                31,700,000                0      23,000,000            0
       2/25/2007                                 36                                31,700,000                0      23,000,000            0
       3/25/2007                                 37                                31,700,000                0      23,000,000            0
       4/25/2007                                 38                                31,700,000                0      23,000,000            0
       5/25/2007                                 39                                31,700,000                0      23,000,000            0
       6/25/2007                                 40                                31,700,000                0      23,000,000            0
       7/25/2007                                 41                                31,700,000                0      23,000,000            0
       8/25/2007                                 42                                31,700,000                0      23,000,000            0
       9/25/2007                                 43                                31,700,000                0      23,000,000            0
      10/25/2007                                 44                                31,700,000                0      23,000,000            0
      11/25/2007                                 45                                31,700,000                0      23,000,000            0
      12/25/2007                                 46                                31,700,000                0      23,000,000            0
       1/25/2008                                 47                                31,700,000          711,281      23,000,000            0
       2/25/2008                                 48                                30,988,719        1,527,501      23,000,000            0
       3/25/2008                                 49                                29,461,217        1,490,208      23,000,000            0
       4/25/2008                                 50                                27,971,009        1,453,770      23,000,000            0
       5/25/2008                                 51                                26,517,239        1,418,169      23,000,000            0
              6/25/2008                          52                                25,099,070        1,383,385      23,000,000            0
              7/25/2008                          53                                23,715,685        1,349,401      23,000,000            0
              8/25/2008                          54                                22,366,284        1,316,199      23,000,000            0
              9/25/2008                          55                                21,050,085        1,283,761      23,000,000            0
             10/25/2008                          56                                19,766,324        1,252,070      23,000,000            0
             11/25/2008                          57                                18,514,255        1,221,109      23,000,000            0
             12/25/2008                          58                                17,293,146        1,190,862      23,000,000            0
              1/25/2009                          59                                16,102,284        1,161,314      23,000,000            0
              2/25/2009                          60                                14,940,969        1,132,448      23,000,000            0
              3/25/2009                          61                                13,808,521          941,429      23,000,000            0
              4/25/2009                          62                                12,867,092          918,492      23,000,000            0
              5/25/2009                          63                                11,948,601          896,094      23,000,000            0
              6/25/2009                          64                                11,052,506          874,225      23,000,000            0
              7/25/2009                          65                                10,178,281          852,871      23,000,000            0
              8/25/2009                          66                                 9,325,410          832,021      23,000,000            0
              9/25/2009                          67                                 8,493,389          811,663      23,000,000            0
             10/25/2009                          68                                 7,681,726          791,785      23,000,000            0
             11/25/2009                          69                                 6,889,941          772,378      23,000,000            0
             12/25/2009                          70                                 6,117,563          753,429      23,000,000            0
              1/25/2010                          71                                 5,364,134          734,929      23,000,000            0
              2/25/2010                          72                                 4,629,205          716,866      23,000,000            0
              3/25/2010                          73                                 3,912,339          624,373      23,000,000            0
              4/25/2010                          74                                 3,287,966          610,241      23,000,000            0
              5/25/2010                          75                                 2,677,725          596,424      23,000,000            0
              6/25/2010                          76                                 2,081,301          582,914      23,000,000            0
              7/25/2010                          77                                 1,498,387          569,706      23,000,000            0
              8/25/2010                          78                                   928,681          556,792      23,000,000            0
              9/25/2010                          79                                   371,888          371,888      23,000,000      172,278
                                                                              ---------------------------------
             10/25/2010                          80                                                                 22,827,722      531,822
             11/25/2010                          81                                                                 22,295,900      519,754
             12/25/2010                          82                                                                 21,776,146      507,954
              1/25/2011                          83                                                                 21,268,192      496,418
              2/25/2011                          84                                                                 20,771,774      485,140
              3/25/2011                          85                                                                 20,286,634            0
       4/25/2011                                 86                                                                 20,286,634            0
       5/25/2011                                 87                                                                 20,286,634            0
       6/25/2011                                 88                                                                 20,286,634        9,640
       7/25/2011                                 89                                                                 20,276,995       42,137
       8/25/2011                                 90                                                                 20,234,858       71,636
       9/25/2011                                 91                                                                 20,163,222       98,360
      10/25/2011                                 92                                                                 20,064,862      122,515
      11/25/2011                                 93                                                                 19,942,347      144,295
      12/25/2011                                 94                                                                 19,798,052      163,877
       1/25/2012                                 95                                                                 19,634,175      181,429
       2/25/2012                                 96                                                                 19,452,746      197,104
       3/25/2012                                 97                                                                 19,255,642      211,047
       4/25/2012                                 98                                                                 19,044,595      223,392
       5/25/2012                                 99                                                                 18,821,203      234,261
       6/25/2012                                 100                                                                18,586,942      243,772
       7/25/2012                                 101                                                                18,343,170      252,030
       8/25/2012                                 102                                                                18,091,140      259,136
       9/25/2012                                 103                                                                17,832,003   17,832,003
                                                                                                              ------------------------------
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